CURRENT REPORT FOR ISSUERS SUBJECT TO THE

1934 ACT REPORTING REQUIREMENTS

FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

February 27, 2020

Date of Report

(Date of Earliest Event Reported)

VIVI HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-56009	81-3401645
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

951 Yamato Road, Suite 101, Boca Raton, Florida 33431

(Address of principal executive offices (zip code))

(561) 717-4138

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a)	Previous Independent Registered Public Accounting Firm

On February 27, 2020, the Board of Directors (the “Board”) of Vivi Holdings, Inc. (the “Company”) dismissed L&L CPAs, PA (“L&L”) as its independent registered public accounting firm, effective immediately.

L&L’s report on the Company’s financial statements for the fiscal years ended December 31, 2018 and 2017 did not contain an adverse opinion or a disclaimer of opinion, nor were such financial statements qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2018 and 2017, and through the interim period from January 1, 2020 until February 27, 2020, there were no “disagreements” (as such term is defined in Item 304 of Regulation S-K) with L&L on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. During the fiscal years ended December 31, 2018 and 2017, and through the interim period from January 1, 2020 until February 27, 2020, there were no “reportable events” (as such term is defined in Item 304 of Regulation S-K).

The Company has provided L&L with a copy of this Current Report on Form 8-K and requested that L&L provide the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements made by the Company in this report and, if not, stating the respects in which it does not agree. A copy of L&L’s letter will be furnished by an amendment to this Current Report on Form 8-K

(b)	New Independent Registered Public Accounting Firm

On February 27, 2020, the Board approved the engagement of BDO RCS AUDITORES INDEPENDENTES S/S, or BDO, as the Company’s independent registered accounting firm for the Company’s audits for the fiscal years ended December 31, 2019 and December 31, 2020, effective immediately.

During the fiscal years ended December 31, 2018 and 2017, and through the interim period from January 1, 2020 until February 27, 2020, neither the Company nor anyone on its behalf consulted with BDO regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that BDO concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was either the subject of a “disagreement” (as such term is defined in Item 304 of Regulation S-K) or (iii) any “reportable event” (as such term is defined in Item 304 of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
16.1	Letter from L&L CPAs, PA to the Securities and Exchange Commission*

*To be filed by amendment

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVI HOLDINGS, INC.
Dated: February 27, 2020	(Registrant)

By: /s/ Gaston Pereira
Name: Gaston Pereira
Title: CEO

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